UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2009

SP ACQUISITION HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-142696	20-8523583
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

590 Madison Avenue, 32nd Floor, New York, NY		10022
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 520-2300

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SP ACQUISITION HOLDINGS, INC. (“SPAH”) INTENDS TO FILE A REGISTRATION STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”) AND FRONTIER FINANCIAL CORPORATION (“FRONTIER”) INTENDS TO FILE A PROXY STATEMENT WITH THE SEC, IN EACH CASE, THAT WILL CONTAIN A PRELIMINARY JOINT PROXY STATEMENT/PROSPECTUS, IN CONNECTION WITH THE PROPOSED MERGER BETWEEN SPAH AND FRONTIER (THE “MERGER”) AND RELATED TRANSACTIONS AS DESCRIBED IN THIS REPORT. STOCKHOLDERS AND WARRANTHOLDERS OF SPAH AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, THE JOINT PROXY STATEMENT/PROSPECTUS IN CONNECTION WITH SPAH’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETINGS BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ SPAH’S FINAL PROSPECTUS, DATED OCTOBER 10, 2007, IN CONNECTION WITH SPAH’S INITIAL PUBLIC OFFERING FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF SPAH’S OFFICERS, DIRECTORS AND AFFILIATES AND THEIR RESPECTIVE INTERESTS IN THE SUCCESSFUL CONSUMMATION OF THE MERGER. THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS WILL BE MAILED TO SPAH’S STOCKHOLDERS AND WARRANTHOLDERS AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE MERGER AND THE AMENDMENTS TO THE WARRANT AGREEMENT (AS DEFINED BELOW), AS THE CASE MAY BE. STOCKHOLDERS AND WARRANTHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS, WITHOUT CHARGE, BY DIRECTING A REQUEST TO: SP ACQUISITION HOLDINGS, INC., 590 MADISON AVE., 32ND FLOOR, NEW YORK, NY 10022. FREE COPIES OF THESE DOCUMENTS, ONCE AVAILABLE, CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SEC’S INTERNET SITE (HTTP://WWW.SEC.GOV).

COMMENCING SHORTLY AFTER THE FILING OF THIS CURRENT REPORT ON FORM 8-K, SPAH INTENDS TO HOLD PRESENTATIONS FOR CERTAIN OF ITS STOCKHOLDERS AND WARRANTHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING SPAH’S SECURITIES.

SPAH, FRONTIER AND THEIR RESPECTIVE DIRECTORS, EXECUTIVE OFFICERS, AFFILIATES AND OTHER PERSONS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FOR THE SPECIAL MEETING OF SPAH STOCKHOLDERS AND SPAH WARRANTHOLDERS TO BE HELD TO APPROVE THE MERGER AND THE AMENDMENTS TO THE WARRANT AGREEMENT (AS DEFINED BELOW), AS THE CASE MAY BE. ADDITIONAL INFORMATION REGARDING THE INTERESTS OF POTENTIAL PARTICIPANTS WILL BE INCLUDED IN THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER MATERIALS TO BE FILED BY SPAH AND FRONTIER WITH THE SEC.

This report and the exhibits hereto contain forward-looking statements with respect to the financial condition, results of operations, plans, objectives, future performance, and business of SPAH following the consummation of the Merger. These statements are preceded by, followed by, or include the words “believes,” “expects,” “anticipates,” or “estimates,” or similar expressions. Many possible events or factors could affect the future financial results and performance of SPAH following the Merger. This could cause the results or performance of SPAH to differ materially from those expressed in the forward-looking statements. Investors should consider these important factors when voting on the Merger. Factors that may cause actual results to differ materially from those contemplated by the forward-looking statements include (1) delays in closing the Merger whether due to the inability to obtain stockholder or regulatory approval or otherwise, (2) loss of key personnel or an expenditure by SPAH of a greater amount of resources attracting, retaining and motivating key personnel than in the past, (3) a significant increase in competition among depository and other financial institutions, (4) changes in the interest rate environment that reduce operating margins, (5) general economic conditions, either nationally or in Washington and Oregon, may be less favorable than expected resulting in, among other things, a deterioration in credit quality and an increase in credit risk-related losses and expenses, (6) loan losses may exceed the level of allowance for loan losses of the surviving corporation, (7) the rate of delinquencies and amount of charge-offs may be greater than expected, (8) the rates of loan growth and deposit growth may not increase as expected, (9) legislative or regulatory changes may adversely affect the business of SPAH, (10) SPAH must successfully integrate Frontier’s operations with its existing operating platforms if the Merger is consummated, (11) costs related to the Merger may reduce SPAH’s working capital and (12) SPAH may fail to close the Merger and may be forced to dissolve and liquidate.

The forward-looking statements are based on current expectations about future events. Although SPAH believes that the expectations reflected in the forward-looking statements are reasonable, SPAH cannot guarantee that these expectations actually will be achieved. SPAH is under no duty to update any of the forward-looking statements after the date made to conform those statements to actual results.

Item 1.01    Entry into a Material Definitive Agreement.

Merger Agreement

On July 30, 2009, SPAH entered into an agreement and plan of merger (the “Merger Agreement”) with Frontier that provides for the merger of Frontier with and into SPAH, with SPAH surviving the Merger. Frontier Bank, a wholly owned subsidiary of Frontier, will become a wholly owned subsidiary of SPAH following the Merger. Each share of Frontier common stock issued and outstanding at the effective time of the Merger will be converted into the right to receive 0.0530 shares of newly issued SPAH common stock and the right to receive 0.0530 newly issued warrants to purchase common stock of SPAH. The Merger Agreement has been unanimously approved by the Board of Directors of SPAH. SPAH will issue approximately 2.5 million shares and approximately 2.5 million warrants to holders of Frontier common stock in consideration of the Merger.  Frontier is a Washington corporation which was incorporated in 1983 and is registered as a bank holding company under the Bank Holding Company Act of 1956. At June 30, 2009, Frontier had one principal subsidiary, Frontier Bank, which is engaged in a general banking business and in businesses related to banking. The Merger Agreement contains customary representations, warranties and covenants of each of SPAH and Frontier. In addition, the Merger Agreement provides that neither SPAH or Frontier nor any of their respective affiliates and representatives will solicit any other acquisition proposal.

The consummation of the Merger is subject to customary closing conditions. In addition, the closing is conditioned upon, among other things, (i) the approval of the Merger by Frontier and SPAH stockholders, (ii) no more than 10% of the SPAH public stockholders voting against the Merger and thereafter exercising their conversion rights (iii) the approval of amendments to the SPAH amended and restated certificate of incorporation (“SPAH Certificate of Incorporation”) as described more fully below by the SPAH stockholders and (iv) the approval of the amendments to the Warrant Agreement (as hereinafter defined) as more fully described below by the SPAH warrantholders. The closing is also conditioned upon each of (i) that certain Cease and Desist Order, dated March 20, 2009, and the related inquiry by the FDIC and the State of Washington, as such matters are more fully described in the Quarterly Report of FFC on Form 10-Q for the fiscal quarter ended on March 31, 2009, and (ii) that certain Written Agreement between FFC and the Federal Reserve dated July 2, 2009 and (iii) that certain Memorandum of Understanding between the Board of Directors of FFC and the Regional Director of the FDIC executed by Frontier on August 20, 2008, being modified in a manner reasonably acceptable to SPAH, including the elimination of certain provisions and consequences related thereto. Under certain circumstances, SPAH will be entitled to receive a $2.5 million termination fee.

           A copy of the Merger Agreement is filed herewith as Exhibit 2.1 and is incorporated by reference herein. The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of Exhibit 2.1.

Charter Amendments

SPAH is proposing to amend the terms of the SPAH Certificate of Incorporation to revise the definition of an “initial business combination” to eliminate the requirement that the fair market value of the target business equal at least 80% of the balance of SPAH’s trust account (excluding the deferred underwriting discount and commissions plus the proceeds of the co-investment). SPAH believes that the proposed Merger is an extremely attractive opportunity in the current market environment and therefore, SPAH public stockholders should be given the opportunity to consider the business combination. However, because the SPAH Certificate of Incorporation in its current form does not allow for SPAH to complete the Merger, each SPAH public stockholder at the time of the Merger who purchased his or her shares in the initial public offering and who has not converted his or her shares into cash may have securities law claims against SPAH for rescission (under which a successful claimant has the right to receive the total amount paid for his or her securities pursuant to an allegedly deficient prospectus, plus interest and less any income earned on the securities, in exchange for surrender of the securities) or damages (compensation for loss on an investment caused by alleged material misrepresentations or omissions in the sale of a security).

Upon approval of the Merger Agreement, SPAH stockholders will be asked to approve subsequent amendments to the SPAH Certificate of Incorporation to (i) change SPAH’s corporate name, (ii) provide for the continued existence of the company and (iii) create a new class of non-voting common stock that may be issued to warrantholders at their election upon exercise of their warrants.

Warrant Agreement Amendment

SPAH is proposing to amend certain terms of the Amended and Restated Warrant Agreement by and between SPAH and Continental Stock Transfer & Trust Company (the “Warrant Agreement”) to (i) increase the exercise price from $7.50 per share to $11.50 per share of SPAH common stock; (ii) amend the warrant exercise period to (A) eliminate the requirement that the initial founder’s warrants and additional founder’s warrants owned by the SPAH insiders become exercisable only after the consummation of an initial business combination if and when the last sales price of SPAH common stock exceeds $14.25 per share for any 20 trading days within a 30 trading day period beginning 90 days after such business combination and (B) extend the expiration date of the warrants to the earlier of (x) seven years from the consummation of the Merger or (y) the date fixed for redemption of the warrants set forth in the Warrant Agreement; (iii) provide for the mandatory downward adjustment of the exercise price for each warrant to reflect any cash dividends paid with respect to the outstanding common stock of SPAH; (iv) provide that, in the event an effective registration statement is not in place on the date the warrants are set to expire, the warrants will remain outstanding until 90 days after an effective registration statement is filed, provided, that if SPAH has not filed an effective registration statement within 90 days after the expiration date, the warrants shall become exercisable for cash consideration under certain circumstances; (v) provide that no adjustment in the number of shares issuable upon exercise of each warrant will be made upon consummation of the Merger Agreement and (vi) provide that each warrant will entitle the holder thereof to purchase, in its sole discretion, either one share of voting common stock or one share of non-voting common stock.

Stockholders who purchased shares in SPAH’s initial public offering and have not exercised their conversion rights, may have securities law claims against SPAH for rescission (under which a successful claimant has the right to receive the total amount paid for his or her securities pursuant to an allegedly deficient prospectus, plus interest and less any income earned on the securities, in exchange for surrender of the securities) or damages (compensation for loss on an investment caused by alleged material misrepresentations or omissions in the sale of a security) as SPAH’s initial public offering prospectus did not disclose that SPAH may seek to amend the Warrant Agreement upon consummation of the Merger as discussed in detail above.

Frontier Lock-up and Support Agreements

Certain of Frontier’s and Frontier Bank’s executive officers, directors and stockholders beneficially owning 5% or more of Frontier’s outstanding common stock (other than Barclay’s Global Investors, State Street Bank and Trust Company and other institutional investors) and each other person who Frontier reasonably believes may be deemed an “affiliate” of Frontier for purposes of Rule 145 under the Securities Act of 1933 have entered into lock-up agreements not to sell, pledge, transfer or otherwise dispose of the shares of SPAH common stock for a one year period ending on the first anniversary of the consummation of the Merger. In addition, the directors and executive officers of Frontier and Frontier Bank, and each shareholder beneficially owning 5% or more of Frontier’s outstanding equity securities (other than Barclay’s Global Investors, State Street Bank and Trust Company and other institutional investors) has executed a support agreement (the “Support Agreements”) in connection with the execution of the Merger Agreement whereby each individual has agreed to vote the shares that he or she owns in favor of the Merger and against any competing transactions that may arise.  In addition, each individual has agreed to not transfer such shares as provided in the Support Agreement.

The receipt of Lock-Up and Support Agreements by all of Frontier’s executive officers, directors, stockholders and affiliates and Frontier Bank’s executive officers and directors referred to above is a condition to the closing of the merger.

A copy of the Form of Support Agreement is filed herewith as Exhibit 10.1 and is incorporated by reference herein. The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of Exhibit 10.1.

Item 9.01.    Financial Statements and Exhibits.

(d)         Exhibits

Exhibit No.                                           Description

2.1	Agreement and Plan of Merger, dated as of July 30, 2009, by and between SP Acquisition Holdings, Inc. and Frontier Financial Corporation

10.1	Form of Support Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 31, 2009	SP ACQUISITION HOLDINGS, INC.

	By:	/s/ Jack L. Howard
Jack L. Howard
Chief Operating Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of July 30, 2009, by and between SP Acquisition Holdings, Inc. and Frontier Financial Corporation

10.1	Form of Support Agreement